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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                    -------------


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)             NOVEMBER 27, 1996

                                               --------------------------------

                                  AVANT! CORPORATION
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                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                        0-25864                     94-3133226
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(STATE OR OTHER JURISDICTION      (COMMISSION                 (IRS EMPLOYER
OF INCORPORATION)                 FILE NUMBER)             IDENTIFICATION NO.)


1208 East Arques Avenue, Sunnyvale, California                             94086
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code    (408) 738-8881
                                                 --------------------


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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                                                                 Total pages: 33
                                                         Exhibit Index on Page 4

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 27, 1996, Avant! Corporation (the "Registrant") and FrontLine Design Automation, Inc. ("FrontLine") announced the completion of their previously announced merger of the two companies. Stockholders of FrontLine approved the merger on November 26, 1996. The businesses of both the Registrant and FrontLine will now be operated under the name "Avant! Corporation."

         In the merger, each outstanding share of FrontLine capital stock was converted into the right to receive approximately 0.35 of a share of the Registrant's common stock.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Avant! Corporation and Subsidiaries Supplemental Consolidated Financial Statements.

(b) PRO FORMA FINANCIAL INFORMATION.

         Avant! Corporation and Frontline Design Automation, Inc. Unaudited Pro Forma Condensed Combined Financial Statements

(c) EXHIBITS.

Exhibit No.   Description
-----------   -----------
11.1          Computation of Net Income and Pro Forma Net Income Per Share

99.1          Avant! Corporation and Subsidiaries Supplemental
              Consolidated Financial Statements.

99.2          Avant! Corporation and Frontline Design Automation, Inc.
              Unaudited Pro Forma Condensed Combined Financial Statements

99.3 Avant! Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations

                                          2

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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVANT! CORPORATION
                                       ------------------
                                       (Registrant)



                                       By: /s/  GERALD C. HSU
                                          -------------------------------------
                                          Gerald C. Hsu
                                          President and Chief Executive Officer

Date:  November 27, 1996


                                          3

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                                  AVANT! CORPORATION

                                    EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                        NUMBERED
EXHIBIT NO.   DESCRIPTION                                           PAGE NUMBER
----------    -----------                                           ------------
11.1          Computation of Net Income and Pro Forma Net Income Per Share

99.1          Avant! Corporation and Subsidiaries Supplemental
              Consolidated Financial Statements.

99.2          Avant! Corporation and Frontline Design Automation, Inc.
              Unaudited Pro Forma Condensed Combined Financial Statements

99.3 Avant! Corporation Management's Discussion and Analysis of Financial Condition and Results of Operations